THE DLB FUND GROUP

                Supplement to Prospectus dated March 1, 2001
          (as previously supplemented by the Supplement to Prospectus dated March 20, 2001)


                      DLB SMALL COMPANY OPPORTUNITIES FUND

           On May 16, 2001, the Board of Trustees which oversees the DLB Small Company Opportunities Fund (the "Small Company Opportunities Fund") approved changes to the Fund's principal investment strategies. The changes to the Small Company Opportunities Fund's principal investment strategies are expected to be effective on or about August 15, 2001. Upon effectiveness of these changes:

           (1) the first paragraph of the "Principal Investment Strategies" section of the "About the Funds" section of the Prospectus for the Small Company Opportunities Fund (which is currently set forth on page 26 of the Prospectus) will be amended to read as follows:

                     "Market Capitalization: Under normal circumstances, the Fund will invest substantially all (but no less than 65%) of its total assets in the securities of companies whose market capitalizations at the time of initial purchase by the Fund are within the range of capitalization of companies included in the Russell 2000 Index. The range of capitalization of companies included in the Russell 2000 Index will fluctuate as market prices increase or decrease."

           (2) The related performance information concerning the Small Company Opportunities Fund on pages 54-55 of the Prospectus will no longer be applicable, and will be deleted in its entirety.


                   THE DATE OF THIS SUPPLEMENT IS MAY 17, 2001